UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2011

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, TX	77381
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 362-6800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Newpark Resources, Inc. (the “Company”) hereby amends its Current Report on Form 8-K filed on June 15, 2011 in this Current Report on Form 8-K/A to disclose the determination of the Company’s Board of Directors regarding the frequency with which shareholders will have an advisory non-binding vote on executive compensation. No other changes have been made to the Current Report on Form 8-K filed on June 15, 2011.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on June 9, 2011, the Company’s stockholders voted to hold an advisory “say-on-pay” vote every year. In light of that vote, the Company’s Board of Directors has determined that a non-binding advisory vote of stockholders on executive compensation will be included in the Company’s proxy materials every year until the next advisory vote of our stockholders on the frequency of such non-binding advisory vote on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: September 13, 2011	By:	/s/ James E. Braun
James E. Braun Senior Vice President and Chief Financial Officer

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